Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
OF THE SARBANES-OXLEY ACT

I, Radford W. Klotz, President (Principal Executive Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Core Select, the BBH International Equity Fund and the BBH Limited Duration Fund for the period ended October 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 7, 2013	/s/ Radford W. Klotz
Radford W. Klotz, President
(Principal Executive Officer)

Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
OF THE SARBANES-OXLEY ACT

I, Charles H. Schreiber, Treasurer (Principal Financial Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Core Select, the BBH International Equity Fund and the BBH Limited Duration Fund for the period ended October 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 7, 2013	/s/ Charles H. Schreiber
Charles H. Schreiber, Treasurer
(Principal Financial Officer)